SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                                        [X]
Filed by a Party other than the Registrant                     [ ]
Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (section)240-14a-11(c) or
     (section)240-14a-12

                            Franklin Valuemark Funds
                (Name of Registrant as Specified In its Charter)

                            Franklin Valuemark Funds
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(j)(2)
[ ] $500  per each  party  to the  controversy pursuant to Exchange  Act
    Rule  14a-6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

          1) Title of each class of securities to which transaction applies:

          2) Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

          4)   Proposed maximum aggregate value of transaction:


1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

               2)   Form, Schedule or Registration Statement No.:

               3)   Filing Party:

               4)   Date Filed:


                            FRANKLIN VALUEMARK FUNDS

                            IMPORTANT INFORMATION FOR
                        CONTRACTHOLDERS AND POLICYHOLDERS

This document announces the date, time and location of a special meeting of shareholders, identifies the proposals to be voted on at the meeting, and contains a proxy statement and voting instruction card. A voting instruction card is, in essence, a ballot. When you complete your voting instruction card, it tells your insurance company how to vote its proxy on important issues relating to the portion of your account that is allocated to your fund(s). If you complete and sign the voting instruction card, the shares will be voted exactly as you instruct. If you simply sign the voting instruction card, it will be voted in accordance with the Trustees' recommendations.

WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT REVIEWING THE PROPOSALS AT HAND. THEN, FILL OUT YOUR VOTING INSTRUCTION CARD AND RETURN IT. WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR COMMENTS. PLEASE TAKE A FEW MINUTES WITH THESE MATERIALS AND RETURN YOUR VOTING INSTRUCTION CARD. IF YOU HAVE ANY QUESTIONS, CALL 1-800/342-FUND.

-------------------------------------------------------------------------------
                                    TABLE OF CONTENTS
                                                                         PAGE
  Notice of Meeting............................................................
  Information About Voting.....................................................
  The Proposals.................................................................
    1.  Electing Trustees of the Trust to hold office for the terms specified;

    2. Ratifying or rejecting the selection of Coopers & Lybrand L.L.P. as independent auditors of the Trust for fiscal year ending December 31, 1997;

    3. Approving or disapproving changes in the investment objective and industry concentration policy of the Precious Metals Fund to those of a natural resources fund;.

    4.  If Proposal 3 is approved, approving or disapproving a change in the fundamental investment policy of the Precious Metals Fund to permit a change from investments in precious metals commodities to natural resources commodities, and to clarify that the fund may invest in futures contracts related to such commodities;.............................

    5.  If Proposal 3 is approved,  approving or disapproving a change in the fundamental investment policy of the Precious Metals Fund to permit a change from 5% to up to 10% of the fund's assets to be invested in unseasoned issuers.........................................................

  Other Business
  Information About the Trust and the Funds....................................
  Additional Information About Voting and The Shareholders Meeting.............
-------------------------------------------------------------------------------

                       PROXY OR VOTING INSTRUCTION CARD ENCLOSED





                                FRANKLIN VALUEMARK FUNDS
                       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Franklin Valuemark Funds (the "Trust"), consisting of twenty-three series (each a "Fund" and, collectively, the "Funds") which are:
Capital Growth Fund; Growth and Income Fund; High Income Fund; Income Securities Fund; Money Market Fund; Mutual Discovery Securities Fund; Mutual Shares Securities Fund; Precious Metals Fund; Real Estate Securities Fund; Rising Dividends Fund; Small Cap Fund; Templeton Developing Markets Equity Fund; Templeton Global Asset Allocation Fund; Templeton Global Growth Fund; Templeton Global Income Securities Fund; Templeton International Equity Fund; Templeton International Smaller Companies Fund; Templeton Pacific Growth Fund; U.S. Government Securities Fund; Utility Equity Fund; Zero Coupon Funds 2000, 2005, 2010.

A Special Meeting (the "Meeting") of shareholders of each of the Funds will be held at the offices of Franklin Resources, Inc., 777 Mariners Island Boulevard, San Mateo, California on April 4, 1997 at 10:00 a.m.

During the Meeting, shareholders of the Trust as of the close of business January 21, 1997 will vote on the proposals listed below. Voting on Proposals 1 and 2 shall be tabulated on a Trust-wide basis, with shares of all Funds voting together as a single class. Voting on Proposals 3, 4 and 5 shall be tabulated separately for the Precious Metals Fund, with shares of that fund only voting as a single class.

1.  Electing Trustees of the Trust to hold office for the terms specified;

2. Ratifying or rejecting the selection of Coopers & Lybrand L.L.P. as independent auditors of the Trust for the fiscal year ending December 31, 1997;

3. Approving or disapproving changes in the investment objective and industry concentration policy of the Precious Metals Fund to those of a natural resources fund;

4. If Proposal 3 is approved, approving or disapproving a change in the fundamental investment policy of the Precious Metals Fund to permit a change from investments in precious metals commodities to natural resources commodities, and to clarify that the fund may invest in futures contracts related to such commodities;

5. If Proposal 3 is approved, approving or disapproving a change in the fundamental investment policy of the Precious Metals Fund to permit a change from 5% to up to 10% of the fund's assets to be invested in unseasoned issuers.

In addition, shareholders may vote on any other business as may properly come before the Meeting or any adjournment thereof (none known as of the date of this notice).

                                              By Order of the Board of Trustees,

                                              Deborah R. Gatzek
                                              Secretary
January __, 1997
--------------------------------------------------------------------------------
WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT THE MEETING.
--------------------------------------------------------------------------------






                                FRANKLIN VALUEMARK FUNDS

                                    PROXY STATEMENT


O    INFORMATION ABOUT VOTING:

     WHO IS ASKING FOR MY VOTE?

     The enclosed proxy is solicited by and on behalf of the management of Franklin Valuemark Funds (the "Trust") for use at a Meeting of Shareholders to be held on April 4, 1997, and, if your Fund's Meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting.

     WHO IS ELIGIBLE TO VOTE?

     Shareholders of record at the close of business on January 21, 1997 are entitled to be present and to vote at the Meeting or any adjourned Meeting. As of the record date, Allianz Life Insurance Company of North America, and its wholly owned subsidiary Preferred Life Insurance Company of New York (collectively the "Insurance Companies"), on behalf of their separate accounts, were the only shareholders of record of each of the Funds. Each such Insurance Company will vote shares of the Fund or Funds held by it in accordance with voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the "Contract Owners") for whose accounts the shares are held. Accordingly, this Proxy Statement is intended to be used by the Insurance Companies in obtaining such voting instructions from Contract Owners. The Notice of Meeting, the proxy (or voting instruction card), and the proxy statement were mailed to shareholders of record and Contract Owners on or about [February 20], 1997.


     SHAREHOLDERS. Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with the Insurance Company Shareholders' instructions. If the proxy is signed by the Insurance Company Shareholder but no express voting instructions are given for a proposal, the proxy will be voted in accordance with the Trustees' recommendations.


     CONTRACT OWNERS. If a Contract Owner returns a properly executed voting instruction card with express voting instructions, the relevant Insurance Company will vote those shares in accordance with the Contract Owner's instructions. If a Contract Owner gives no instructions, by not returning the voting instruction card, the relevant Insurance Company will vote the shares of a Fund attributable to the Contract Owner in the same manner and in the same proportion as the shares of such Fund for which it has received instructions. If a Contract Owner returns the voting instruction card properly executed but with no express voting instructions indicated on the card, the relevant Insurance Company will vote the shares in accordance with the Trustees' recommendations.

     Voting on Proposals 1 and 2 shall be tabulated on a Trust-wide basis, with shares of all Funds voting together as a single class. Voting on Proposals 3, 4 and 5 shall be tabulated separately for the Precious Metals Fund, with shares of that fund only voting as a single class.

     ON WHAT ISSUES AM I BEING ASKED TO VOTE?

     This Proxy Statements covers the proposals listed below. All Shareholders and Contract Owners are asked to vote on proposals 1 and 2. Only Precious Metals Fund shareholders and Contract Owners for whose accounts Precious Metals Fund shares are held are asked to vote on proposals 3, 4 and 5.

     1. Electing Trustees of the Trust to hold office for the terms specified;

     2. Ratifying or rejecting the selection of Coopers & Lybrand L.L.P. as independent auditors of the Trust for the fiscal year ending December 31, 1997;

     3. Approving or disapproving changes in the investment objective and industry concentration policy of the Precious Metals Fund to those of a natural resources fund;

     4. If Proposal 3 is approved, approving or disapproving a change in the fundamental investment policy of the Precious Metals Fund to permit a change from investments in precious metals commodities to natural resources commodities, and to clarify that the fund may invest in futures contracts related to such commodities;

     5. If Proposal 3 is approved, approving or disapproving a change in the fundamental investment policy of the Precious Metals Fund to permit a change from 5% to up to 10% of the fund's assets to be investment in unseasoned issuers.

     In addition, Shareholders and Contract Owners may vote on any other business as may properly come before the Meeting. The Trustees of the Trust do not intend to bring any other business before the Meeting and are not currently aware of any other business to be presented at the Meeting.

     THE FOLLOWING TABLE SETS FORTH THE PROPOSALS THAT APPLY TO YOUR FUND. VOTING ON PROPOSALS 1 AND 2 SHALL BE TABULATED ON A TRUST-WIDE BASIS, WITH SHARES OF ALL FUNDS VOTING TOGETHER AS A SINGLE CLASS. VOTING ON PROPOSALS 3, 4 AND 5 SHALL BE TABULATED SEPARATELY FOR THE PRECIOUS METALS FUND, WITH SHARES OF THAT FUND ONLY VOTING AS A SINGLE CLASS.

       ------------------------------------------------------------------------
                                           ALL FRANKLIN
                   PROPOSAL               VALUEMARK FUNDS    PRECIOUS METALS
                                                                   FUND
       ------------------------------------------------------------------------
       ------------------------------------------------------------------------
       1.  Election of Trustees                  X                  X
       ------------------------------------------------------------------------
       ------------------------------------------------------------------------
       2.  Ratification of Auditors              X                  X
       ------------------------------------------------------------------------
       ------------------------------------------------------------------------
       3. Precious Metals Fund                                      X
          Objective and Concentration
          Policy Change
       ------------------------------------------------------------------------
       ------------------------------------------------------------------------
       4. Precious Metals Fund                                      X
          Fundamental Policy
          Change: Commodities and Futures
       ------------------------------------------------------------------------
       ------------------------------------------------------------------------
        5. Precious Metals Fund                                     X
           Fundamental Policy Change:
           Unseasoned Issuers
       ------------------------------------------------------------------------
       ------------------------------------------------------------------------

     WHAT VOTE IS REQUIRED?

     A plurality of all votes cast at the Meeting is sufficient to approve Proposal 1. A majority of the shares present in person or by proxy at the Meeting is sufficient to approve Proposal 2. Approval of Proposals 3, 4 and 5 requires the affirmative vote of the holders of the lesser of (a) 67% of the Precious Metals Fund's shares at the Meeting represented in person or by proxy if the holders of more than 50% of the Fund's shares are represented at the meeting, or (b) a majority of the Precious Metals Fund's outstanding shares.


     HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

     The Board of Trustees ("Trustees") of the Trust recommend that you vote:

     1. FOR electing all nominees as Trustees of the Trust for the terms specified;

     2. FOR ratifying the selection of Coopers & Lybrand L.L.P. as independent auditors of the Trust for the fiscal year ending December 31, 1997;

     3. FOR changes in the investment objective and industry concentration policy of the Precious Metals Fund to those of a natural resources fund;

     4. FOR a change in the fundamental investment policy of the Precious Metals Fund to permit a change from investments in precious metals commodities to natural resources commodities, and to clarify that the fund may invest in futures contracts related to such commodities (if Proposal 3 is approved); and

     5. FOR a change in the fundamental investment policy of the Precious Metals Fund to permit a change from 5% to up to 10% of the fund's assets to be invested in unseasoned issuers (if Proposal 3 is approved).

     In addition, to the extent they are authorized to do so, the proxy holders may vote, in their discretion, on any other business that may properly come before the Meeting. The Trustees do not intend to bring any other business before the Meeting, and are not currently aware of any other business to be presented.

     CAN I REVOKE MY VOTING INSTRUCTION?

     Contract Owners may revoke their voting instructions at any time before the proxy is voted by (1) delivering a written revocation to the Secretary of the Trust, (2) forwarding to the Trust a later-dated proxy that is received by the Trust at or prior to the meeting, or (3) attending the Meeting and instructing the Insurance Company in person.



O     THE PROPOSALS

PROPOSAL 1.       ELECTING TRUSTEES OF THE TRUST TO HOLD OFFICE FOR THE TERMS
                  SPECIFIED

     WHO ARE THE NOMINEES?

     THE ROLE OF TRUSTEES IS TO PROVIDE GENERAL OVERSIGHT OF THE TRUST'S BUSINESS, AND TO ENSURE THAT EACH FUND IS OPERATED FOR THE BEST INTEREST OF SHAREHOLDERS. THE TRUSTEES MEET MONTHLY, AND REVIEW EACH FUND'S INVESTMENT PERFORMANCE. THE TRUSTEES ALSO OVERSEE THE SERVICES FURNISHED TO THE FUND BY ITS INVESTMENT ADVISER AND VARIOUS OTHER SERVICE PROVIDERS.

     All of the nominees are currently members of the Board of Trustees, and all except Lowell C. Anderson are currently directors or trustees of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds"). Mr. Anderson is Chairman, President and Chief Executive Officer of Allianz Life Insurance Company of North America, which directly or through its subsidiary
     Preferred Life Insurance Company of New York, holds all shares of the Trust.

     Certain nominees hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16% respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is an NYSE, Inc. listed holding company (NYSE: BEN). The Funds' investment managers and business manager are indirect wholly owned subsidiaries of Resources. There are no family relationships among any of the Trustees or nominees for Trustees other than Charles B. Johnson and Rupert H. Johnson, Jr., who are brothers, and the father and uncle respectively of Charles E. Johnson.

     In order to be elected as Trustees, the nominees must receive a plurality of all votes cast at the meeting, with shares of all Funds voting together as a single class. The Trustees serve until their successors are elected and qualified.

     Each nominee has consented to serve as Trustee if elected. If any of the nominees should become unavailable to serve, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Trustees.

     Listed  below,  for  each  nominee,   is  a  brief  description  of  recent
     professional experience:



                                                                               SHARES OWNED
          NAME AND OFFICES        PRINCIPAL OCCUPATION DURING     TRUSTEE  BENEFICIALLY AND % OF
           WITH THE TRUST           PAST FIVE YEARS AND AGE        SINCE   TOTAL OUTSTANDING ON
                                                                            DECEMBER 31, 1996
       ------------------------------------------------------------------------------------------

       FRANK H. ABBOTT, III   Member of the Audit Committee of     1988            -0-
       TRUSTEE                the Trust's Board of Trustees;
                              President and Director, Abbott
                              Corporation (an investment
                              company); and director, trustee or
                              managing general partner, as the
                              case may be, of 32 of the
                              investment companies in the
                              Franklin Group of Funds. Age 75.

       LOWELL C. ANDERSON*    Chairman, President and Chief        1995            -0-
       TRUSTEE                Executive Officer, Allianz Life
                              Insurance Company of North America
                              (privately owned company, formerly
                              North American Life & Casualty
                              Company); Director, Preferred Life
                              Insurance Company of New York. Age
                              58.

       HARRIS J. ASHTON       Chairman of the board, president     1988            -0-
       TRUSTEE                and chief executive officer of
                              General Host Corporation (nursery
                              and craft centers); director of
                              RBC Holdings (U.S.A.) Inc. (a bank
                              holding company) and Bar-S Foods;
                              and director or trustee of 56 of
                              the investment companies in the
                              Franklin Templeton Group of Funds.
                              Age 64.


                              Member of the law firm of Pitney,    1992            -0-
       S. JOSEPH FORTUNATO    Hardin, Kipp & Szuch; director of
       TRUSTEE                General Host Corporation (nursery
                              and craft centers); and director
                              or trustee of 58 of the investment
                              companies in the Franklin
                              Templeton Group of Funds. Age 64.

       DAVID W. GARBELLANO    Member of the Audit Committee of     1988            -0-
       TRUSTEE                the Trust's Board of Trustees;
                              Private Investor; Assistant
                              Secretary/Treasurer and Director,
                              Berkeley Science Corporation (a
                              venture capital company); and
                              director, trustee or managing
                              general partner, as the case may
                              be, of 31 of the investment
                              companies in the Franklin Group of
                              Funds. Age 81.

       CHARLES B. JOHNSON*    President, chief executive           1988            -0-
       CHAIRMAN OF THE BOARD  officer, and director of Franklin
       AND TRUSTEE            Resources, Inc.; chairman of the
                              board and director of Franklin
                              Advisers, Inc. and Franklin
                              Templeton Distributors, Inc.;
                              director of General Host
                              Corporation (nursery and craft
                              centers), Franklin Templeton
                              Investor Services, Inc. and
                              Templeton Global Investors, Inc.;
                              and officer and/or director,
                              trustee or managing general
                              partner, as the case may be, of
                              most other subsidiaries of
                              Franklin Resources, Inc. and 56 of
                              the investment companies in the
                              Franklin Templeton Group of
                              Funds.  Age. 63.

       CHARLES E. JOHNSON*    Senior Vice President and            1988            -0-
       PRESIDENT AND TRUSTEE  Director, Franklin Resources,
                              Inc.; Senior Vice President,
                              Franklin Templeton Distributors,
                              Inc.; President and Director,
                              Templeton Worldwide, Inc. and
                              Franklin Institutional Services
                              Corporation; officer and/or
                              director, as the case may be, of
                              some of the subsidiaries of
                              Franklin Resources, Inc. and
                              officer and/or director or
                              trustee, as the case may be, of 24
                              of the investment companies in the
                              Franklin Templeton Group of Funds.
                              Age 39.


      RUPERT H. JOHNSON, JR*. Executive Vice President and         1988            -0-
      VICE PRESIDENT AND      Director, Franklin Resources, Inc.
      TRUSTEE                 and Franklin Templeton
                              Distributors, Inc.; President and
                              Director, Franklin Advisers, Inc.;
                              Director, Franklin/Templeton
                              Investor Services, Inc.; and
                              officer and/or director, trustee
                              or managing general partner, as
                              the case may be, of most other
                              subsidiaries of Franklin
                              Resources, Inc. and of 61 of the
                              investment companies in the
                              Franklin Templeton Group of Funds.
                              Age 55.

       FRANK W. T. LAHAYE     Chairman of the Audit Committee of   1988            -0-
       TRUSTEE                the Trust's Board of Trustees;
                              General Partner, Peregrine
                              Associates and Miller & LaHaye,
                              which are General Partners of
                              Peregrine Ventures and Peregrine
                              Ventures II (venture capital
                              firms); Chairman of the Board and
                              Director, Quarterdeck Office
                              Systems, Inc.; Director,
                              FischerImaging Corporation; and
                              director or trustee, as the case
                              may be, of 27 of the investment
                              companies in the Franklin Group of
                              Funds. Age 67.

       GORDON S. MACKLIN      Chairman, White River Corporation    1993            -0-
       TRUSTEE                (financial services); Director,
                              Fund American Enterprises
                              Holdings, Inc., MCI Communications
                              Corporation, CCC Information
                              Services Group, Inc. (information
                              services), MedImmune, Inc.
                              (biotechnology), Source One
                              Mortgage Services Corporation
                              (financial services), Shoppers
                              Express (home shopping), Spacehab,
                              Inc. (aerospace technology); and
                              director, trustee or managing
                              general partner, as the case may
                              be, of 53 of the investment
                              companies in the Franklin
                              Templeton Group of Funds; formerly
                              Chairman, Hambrecht and Quist
                              Group; Director, H & Q Healthcare
                              Investors; and President, National
                              Association of Securities Dealers, Inc.


* "INTERESTED PERSONS" AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). THE 1940 ACT LIMITS THE PERCENTAGE OF INTERESTED PERSONS THAT CAN COMPRISE A FUND'S BOARD OF DIRECTORS/TRUSTEES. LOWELL C. ANDERSON IS AN INTERESTED PERSON DUE TO HIS ASSOCIATION WITH ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, THE ISSUERS OF THE VARIABLE ANNUITIES AND VARIABLE LIFE INSURANCE POLICIES WHICH INVEST IN THE TRUST. CHARLES B. JOHNSON, CHARLES E. JOHNSON AND RUPERT H. JOHNSON, JR. ARE INTERESTED PERSONS DUE TO THEIR OWNERSHIP INTEREST IN RESOURCES. THE REMAINING NOMINEES AND TRUSTEES OF THE TRUST ARE NOT INTERESTED PERSONS (THE "INDEPENDENT TRUSTEES").


     HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

     The Trustees generally meet monthly to review the operations of the Funds and other funds within the Franklin Templeton Group of Funds. Each fund pays its independent directors/trustees an annual retainer and/or fees for attendance at board and committee meetings. This compensation is based on the level of assets in the fund. Accordingly, the Trust pays the Independent Trustees an annual retainer of $6,600 and a fee of $183 per meeting of the Board and the Audit Committee. Independent Trustees are reimbursed by the Trust for any expenses incurred in attending Board meetings.

     During the fiscal year ended December 31, 1996, there were 11 meetings of the Board, and one meeting of the Audit Committee. Each of the Trustees then in office attended at least 75% of such meetings of the Board, except Mr. Anderson and Mr. Charles E. Johnson who attended 45% of such meetings. The Audit Committee members are Mr. LaHaye, Chair, and Messrs. Abbott and Garbellano.

     Certain Trustees and officers of the Trust are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds and its affiliates. Advisers or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Trust or Fund expenses.

     The following table shows the compensation paid to Independent Trustees by the Trust and by the Franklin Templeton Group of Funds:



                                              NUMBER OF BOARDS          TOTAL
                              AGGREGATE     WITHIN THE FRANKLIN      COMPENSATION
                            COMPENSATION     TEMPLETON GROUP OF        FROM THE
        NAME OF TRUSTEE       FROM THE         FUNDS ON WHICH          FRANKLIN
                               TRUST*          TRUSTEE SERVES      TEMPLETON GROUP
                                                                      OF FUNDS**
       -------------------  --------------  ---------------------  -----------------

       Frank H. Abbott        $8,616.63              32                $165,236

       Harris J. Ashton       8,616.63               56                343,591

       S. Joseph Fortunato    8,616.63               58                360,411

       David Garbellano       8,616.63               31                148,916

       Frank W.T. LaHaye      8,433.30               27                139,233

       Gordon Macklin         8,616.63               53                335,541
      ----------------------------------

          * FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996.

         ** FOR THE CALENDAR YEAR ENDED DECEMBER 31, 1996.



      THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE NOMINEES.



PROPOSAL 2. RATIFYING OR REJECTING THE SELECTION OF COOPERS & LYBRAND L.L.P. AS
            INDEPENDENT AUDITORS OF THE TRUST FOR FISCAL YEAR ENDING DECEMBER 31, 1997

HOW IS AN INDEPENDENT AUDITOR SELECTED?
     The Board established a standing Audit Committee consisting of Mr. LaHaye, Chair, and Messrs. Abbott and Garbellano, all of whom are Independent Trustees. The Audit Committee reviews generally the maintenance of the Trust's records and the safekeeping arrangements of the Trust's custodian, reviews both the audit and non-audit work of the Trust's independent auditor, and submits a recommendation to the Board as to the selection of an independent auditor.


WHICH INDEPENDENT AUDITOR DID THE BOARD OF TRUSTEES SELECT?
     For the current fiscal year, the Trustees selected as auditors the firm of Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105. Coopers & Lybrand has been the auditor of the Trust since its inception in 1988, and has examined and reported on the fiscal year-end financial statements, and certain related Securities and Exchange Commission filings. Neither the firm of Coopers & Lybrand L.L.P. nor any of its members have any material direct or indirect financial interest in the Trust or the Funds.

     Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they wish, and will be available by telephone should any matter arise requiring their presence.

     Approval by a majority of the shares of all Funds voting together as a single class is necessary to ratify the selection of auditors.

   THE TRUSTEES RECOMMEND THAT YOU VOTE FOR RATIFYING THE INDEPENDENT AUDITORS


PROPOSAL 3.  APPROVING OR DISAPPROVING CHANGES IN THE INVESTMENT OBJECTIVE AND
             INDUSTRY CONCENTRATION POLICY OF THE PRECIOUS METALS FUND TO THOSE OF A NATURAL RESOURCES FUND

WHAT IS THE PURPOSE OF THE PROPOSAL AND WHAT WOULD HAPPEN IF THE PROPOSAL IS APPROVED?

The purpose of Proposal 3 is to change the investment objective and broaden the industry concentration policy of the Precious Metals Fund to those of a fund which invests primarily in companies in natural resources industries. In addition, if Proposal 3 is approved, the Trustees will change the fund's name to the Natural Resources Securities Fund. All of these changes would take effect on May 1, 1997 or, if the Meeting is postponed beyond that date, immediately upon approval by shareholders. The changes would make the Valuemark Natural Resources Securities Fund resemble the Franklin Natural Resources Fund, a retail mutual fund managed by the same investment adviser, Franklin Advisers, Inc. ("Manager"). Of course, differences in portfolio size, investments held, Contract Owner transactions, and additional administrative and insurance costs of variable annuities and variable life insurance contracts, among others, will cause the composition and performance of the Natural Resources Securities Fund to differ from that of the retail Franklin Natural Resources Fund.

The Precious Metals Fund's CURRENT investment objective is capital appreciation through concentration of investments in the precious metals industry. Current income is a secondary objective. Proposal 3 seeks shareholder approval to change both the fund's investment objective and the scope of its policy of "concentrating" its investments (I.E., investing 25% or more of its assets) in a single industry or group of industries. The prospectus now states:

      THE PRINCIPAL INVESTMENT OBJECTIVE OF THE PRECIOUS METALS FUND IS CAPITAL APPRECIATION THROUGH CONCENTRATION OF ITS INVESTMENTS IN SECURITIES OF ISSUERS ENGAGED IN MINING, PROCESSING OR DEALING IN GOLD AND OTHER PRECIOUS METALS. THE FUND'S SECONDARY OBJECTIVE IS TO PROVIDE CURRENT INCOME RETURN THROUGH THE RECEIPT OF DIVIDENDS OR INTEREST FROM ITS INVESTMENTS.

The Natural Resources Securities Fund's NEW investment objective would simply be capital appreciation with current income as a secondary objective, and the Precious Metals Fund's policy of concentrating in the precious metals industry would be deleted from the investment objective. The fund would instead seek to meet its objective by concentrating its investments (i.e., investing 25% or more of its assets) in a broader group of industries in the natural resources sector. Moreover, if the shareholders approve the changes in investment objective and concentration policy, the Trustees will adopt a nonfundamental policy of investing primarily in the natural resources sector and change the name of the fund to the Natural Resources Securities Fund, to better reflect its revised investment strategy. The prospectus would be changed to read in substance:

      THE NATURAL RESOURCES SECURITIES FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION WITH CURRENT INCOME AS A SECONDARY OBJECTIVE. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY CONCENTRATING ITS INVESTMENTS IN SECURITIES ISSUED BY COMPANIES IN OR RELATED TO THE NATURAL RESOURCES SECTOR. UNDER NORMAL MARKET CONDITIONS, THE FUND WILL INVEST PRIMARILY IN THAT SECTOR.

The natural resources sector includes companies in the precious metals industry, in which the Precious Metals Fund currently invests, as well as companies in other natural resources industries. Companies in this sector may own, produce, refine, process or market natural resources, or provide support services for natural resources companies (E.G., develop technologies or provide services, supplies or equipment directly related to the production of natural resources).The natural resources sector includes, but is not limited to, the following industries: gold and precious metals; integrated oil; oil and gas exploration and production; steel and iron ore production; aluminum production; forest products; farming products; paper products; chemicals; building materials; energy services and technology; environmental services; and energy generation and distribution.

If this Proposal is approved, the Natural Resources Securities Fund will invest 25% or more of its assets in the group of industries within the natural resources sector. Such a policy of concentration may expose the Natural Resources Securities Fund to greater investment risk than a more diversified fund because developments in the natural resources industry will have a greater impact on the fund's investments, and consequently on shareholders. Risk factors associated with investing in the natural resources sector include that certain of the industries' resources are subject to limited pricing flexibility as a result of supply and demand factors, while others are subject to broad price fluctuations, reflecting the volatility of certain raw materials' prices and the instability of supplies of other resources. These factors can affect the overall profitability of an individual company operating within the natural resources sector. Moreover, there will be occasions where the value of an individual company's securities will prove more volatile than the broader market. In addition, many of these companies operate in areas of the world where they are subject to unstable political environments, currency fluctuations and inflationary pressures. The Manager believes, however, that diversification of the fund's assets into different industries and companies within the natural resources sector will help mitigate, although it cannot eliminate, the inherent risks of such sector concentration. Of course, the Natural Resources Securities Fund is still likely to have greater industry and country diversification than the Precious Metals Fund has at present, due to the current restrictive policy requiring investment of at least 65% of the Precious Metals Fund's assets in the precious metals industry. In addition, if Proposal 3 is approved, during the first year after approval, the Natural Resources Securities Fund will probably experience higher portfolio turnover, which may exceed 100%, as the portfolio managers sell precious metals securities and purchase securities in the broader natural resources sector. After that, it is not expected that the Natural Resources Securities Fund will have portfolio turnover exceeding 100%. Higher portfolio turnover rates generally increase transaction costs, which are fund expenses, but would not create capital gains for investors because of the tax-deferred status of variable annuity and variable life insurance investments.


In the event that shareholders approve this proposal 3, the Board and the Manager have also approved certain additional changes to the fund in order to permit the Natural Resources Securities Fund to be managed like the retail Natural Resources Fund. These include the changes in fundamental investment policies described in Proposals 4 and 5, which are subject to shareholder approval before they can be made, and the following changes which will take place if Proposal 3 is approved:

1. PORTFOLIO MANAGERS: The Fund currently has three portfolio managers: Martin Wiskemann, Suzanne Killea, and Shan Green. If the proposals are approved, Suzanne Killea would remain as a portfolio manager of the Natural Resources Securities Fund, Martin Wiskemann and Shan Green would no longer act as portfolio managers, and Ed Perks would be named as a new portfolio manager. (Suzanne Killea and Ed Perks currently manage the retail Franklin Natural Resources Fund.)


2. HIGH-YIELD BONDS: Consistent with the current investment strategy of the Precious Metals Fund, the portfolio managers of the Natural Resources Securities Fund do not currently anticipate investing more than 5% of their assets in higher-yielding, lower-rated or unrated debt obligations
     ("junk bonds"), which may be subject to greater credit and market risks than higher-rated debt obligations. The Natural Resources Securities Fund would, however, reserve the right to invest up to 15% of its assets in such obligations.

--------------------------------------------------------------------------------
IMPORTANT NOTE: PLEASE REFER TO APPENDIX 1, WHICH CONTAINS A DRAFT OF PROSPECTUS LANGUAGE RELATED TO THE PROPOSED NATURAL RESOURCES SECURITIES FUND, FOR MORE COMPLETE INFORMATION ABOUT INVESTMENT POLICIES AND RISKS.
--------------------------------------------------------------------------------

WHAT FACTORS DID THE TRUSTEES CONSIDER PRIOR TO RECOMMENDING APPROVAL OF THE PROPOSAL?

Management recommended to the Trustees that the Precious Metals Fund be changed to the Natural Resources Securities Fund for a number of reasons, including the limited investor demand for a precious metals fund and the investment community's interest in a natural resources fund. Management also believes that the rapid economic growth and industrialization of many nations may result in increased long-term demand for natural resources, creating profit opportunities for many natural resource companies. The Natural Resources Securities Fund would seek to take advantage of these growth opportunities, while focusing on companies with asset or technology based advantages in a wide range of industries and geographic regions. Moreover, broadening the industries in which the Precious Metals Fund may invest will likely also broaden the diversity of countries in which the fund is invested. Potential increased industry and country diversity in the Natural Resources Securities Fund could also lead to lower volatility than the Precious Metals Fund. Nonetheless, the fund would continue to be a global sector fund which involves special risks, such as increased susceptibility to adverse economic or regulatory developments, currency volatility and political uncertainty.

In determining whether to approve the proposal for consideration by shareholders, the Trustees considered the recommendations of Management as well as several other factors. The Trustees took note of the limited recent investor demand for the Precious Metals Fund within the Valuemark variable insurance products. Available since the Trust's inception in 1989, the Precious Metals Fund had approximately $110 million in assets as of December 31, 1996, down from approximately $125 million as of December 31, 1994, in products with over $9 billion in assets. Flat or decreasing assets are generally considered unfavorable for shareholders because expenses may increase as a percentage of total fund assets and because portfolio managers may be forced to sell securities at inopportune times to meet redemptions. In addition, the Trustees considered Management's report of a favorable response from the investment community to the idea of a natural resources fund within the Valuemark products, as well as continued strong recent demand for equity funds, including global funds. The proposed changes are intended to place the Fund in the position of being able to potentially benefit from such a response and, therefore, increase in assets. Generally, the potential for increased assets is considered favorable for shareholders because increased assets may reduce expenses as a percentage of total fund assets, and may allow the Fund to take advantage of increased investment opportunities. The Trustees also considered the experience of Franklin Advisers, Inc. in managing assets in the natural resources sector, including managing the Franklin Natural Resources Fund, a retail mutual fund, since 1995. Finally, the Trustees considered that investors may benefit from potentially greater industry and country diversification as described above.

These factors reflect the Board's business judgment and there can be no guarantee that any of the potential benefits of this proposal will in fact be realized. Specifically, the Natural Resources Securities Fund may not experience greater assets, lower expense ratios or lower volatility, and Contract Owners may still have a gain or a loss when investing in the Natural Resources Securities Fund.

In approving Proposal 3, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties under relevant state law and the 1940 Act that, based upon the factors considered by them, Proposal 3 is reasonably likely to benefit the Precious Metals Fund and its shareholders and Contract Owners.

WHAT VOTE IS REQUIRED?

Approval of Proposal 3 requires the affirmative vote of the holders of the lesser of (a) 67% of the Precious Metals Fund's shares at the Meeting in person or by proxy if the holders of more than 50% of the Precious Metals Fund's shares are represented at the meeting, or (b) a majority of the Precious Metals Fund's outstanding shares.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL.


PROPOSAL 4. IF PROPOSAL 3 IS APPROVED, APPROVING OR DISAPPROVING A CHANGE IN THE
            FUNDAMENTAL INVESTMENT POLICY OF THE PRECIOUS METALS FUND TO PERMIT A CHANGE FROM INVESTMENTS IN PRECIOUS METALS COMMODITIES TO NATURAL RESOURCES COMMODITIES, AND TO CLARIFY THAT THE FUND MAY INVEST IN FUTURES CONTRACTS RELATED TO SUCH COMMODITIES

WHAT WOULD THE PROPOSAL CHANGE?

If Proposals 3 and 4 are approved, Proposal 4 would revise two fundamental investment policies which currently permit investments only in precious metals commodities and may be read to prohibit any investment in futures transactions generally. Consistent with broadening the permissible investments of the fund to include all natural resources related investments, Proposal 4 would have the effect of permitting the Natural Resources Securities Fund to purchase commodities related to the natural resources sector and would further clarify that the fund would be permitted to invest in related futures transactions.



Currently, the portfolio managers who would manage the Natural Resources Securities Fund do not expect to make significant use of commodities or commodities futures investments, but would like to have the same flexibility to take advantage of investment opportunities as the retail Franklin Natural Resources Fund.

            1.  Text of Current Investment Policies

The following is the text of the current fundamental investment policies which may prohibit or limit such commodities or futures transactions as it appears in the Trust's Statement of Additional Information:

            EACH OF THE FUNDS MAY NOT: . . . .

            9. MAINTAIN A MARGIN ACCOUNT WITH A SECURITIES DEALER . . . , WITH THE EXCEPTIONS THAT . . . (III) THE [TEMPLETON] GLOBAL INCOME [SECURITIES} FUND, THE [TEMPLETON] GLOBAL GROWTH FUND, THE [TEMPLETON] DEVELOPING MARKETS [EQUITY] FUND, THE [TEMPLETON GLOBAL] ASSET ALLOCATION FUND, THE [TEMPLETON] INTERNATIONAL EQUITY FUND, THE [TEMPLETON] INTERNATIONAL SMALLER COMPANIES FUND, THE [TEMPLETON] PACIFIC [GROWTH] FUND, THE MUTUAL DISCOVERY [SECURITIES] FUND, THE MUTUAL SHARES [SECURITIES] FUND AND THE SMALL CAP FUND MAY MAKE INITIAL DEPOSITS AND PAY VARIATION MARGIN IN CONNECTION WITH FUTURES CONTRACTS ;

            10. INVEST IN COMMODITIES OR COMMODITY  POOLS,  EXCEPT THAT . . .
            (III) THE [PRECIOUS] METALS FUND MAY INVEST IN GOLD BULLION AND FOREIGN CURRENCY IN THE FORM OF GOLD COINS. SECURITIES OR OTHER INSTRUMENTS BACKED BY COMMODITIES ARE NOT CONSIDERED COMMODITIES FOR THE PURPOSE OF THIS RESTRICTION.

            2.  Text of Proposed Investment Policies

If Proposal 4 is approved by shareholders, the underlined language would be added to policy 9 and clause (iii) of policy 10 would be replaced with the underlined language below:

            9. MAINTAIN A MARGIN ACCOUNT WITH A SECURITIES DEALER . . . , WITH THE EXCEPTIONS THAT . . . (III) THE NATURAL RESOURCES SECURITIES FUND, THE [TEMPLETON] GLOBAL INCOME [SECURITIES} FUND, THE [TEMPLETON] GLOBAL GROWTH FUND, THE [TEMPLETON] DEVELOPING MARKETS [EQUITY] FUND, THE [TEMPLETON GLOBAL] ASSET ALLOCATION FUND, THE [TEMPLETON] INTERNATIONAL EQUITY FUND, THE [TEMPLETON] INTERNATIONAL SMALLER COMPANIES FUND, THE [TEMPLETON] PACIFIC [GROWTH] FUND, THE MUTUAL DISCOVERY [SECURITIES] FUND, THE MUTUAL SHARES [SECURITIES] FUND AND THE SMALL CAP FUND MAY MAKE INITIAL DEPOSITS AND PAY VARIATION MARGIN IN CONNECTION WITH FUTURES CONTRACTS;

            10.  INVEST IN COMMODITIES OR COMMODITY POOLS, EXCEPT THAT . . .
            (III) THE NATURAL RESOURCES SECURITIES FUND MAY INVEST IN COMMODITIES AND COMMODITY FUTURES CONTRACTS WITH RESPECT TO COMMODITIES RELATED TO THE NATURAL RESOURCES SECTOR AS DEFINED IN THE PROSPECTUS. SECURITIES OR OTHER INSTRUMENTS BACKED BY COMMODITIES ARE NOT CONSIDERED COMMODITIES FOR THE PURPOSE OF THIS RESTRICTION.

While the proposed changes would generally not permit the Natural Resources Securities Fund to place a greater percentage of its assets at risk in commodities and futures investments than the Precious Metals Fund currently may, any investments in commodities and related futures are subject to special risks. Specifically, investments in commodities and futures, whether related to the precious metals industry or to the natural resources sector, may fluctuate significantly and unpredictably in response to any events affecting supply and demand, such as weather, agricultural productivity, political activity, currency fluctuations, and regional and worldwide economic conditions. In addition, direct investments in commodities may be illiquid, and an investment in any type of futures contract is subject to additional risks. These risks are discussed in the Trust's Statement of Additional Information ("SAI"). There is no guarantee that the Natural Resources Securities Fund's investments, if any, in these instruments will be successful. Of course, illiquid investments are currently limited, and would continue to be limited, to 10% of the fund's assets.

WHAT FACTORS DID THE TRUSTEES CONSIDER PRIOR TO RECOMMENDING APPROVAL OF THE PROPOSAL?

With regard to Proposal 4, the Trustees considered Management's recommendation that the Natural Resources Securities Fund be managed in a manner that is similar to the way in which the retail Franklin Natural Resources Fund is currently being managed, in light of the retail fund's performance and marketing success. While past performance is no guarantee of future results, investments in natural resources commodities and related futures would provide the Natural Resources Securities Fund with the same flexibility as the retail Franklin Natural Resources Fund, which has no comparable restrictions, in seeking to achieve its objectives. The Trustees also considered that the Precious Metals Fund can currently invest in commodities in the form of gold bullion and gold coins, and that this proposal would simply broaden the types of commodities and commodities futures in which the Natural Resources Securities Fund could invest, to correspond with the changes in name, investment objective and concentration policy. The Trustees also noted that approval of Proposal 4 would not increase in the foreseeable future the percentage of the Natural Resources Securities Fund's total assets that may be invested in commodities and commodities futures transactions, which would remain at 5% of total assets based on the fund's current prospectus disclosure.

In approving Proposal 4, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties under relevant state law and the 1940 Act that, based upon the factors considered by them, including that any future change in these policies would have to conform to applicable law and be disclosed in the prospectus, Proposal 4 is reasonably likely to benefit the Natural Resources Securities Fund and its shareholders and Contract Owners.

WHAT WOULD HAPPEN IF PROPOSAL 3 OR PROPOSAL 4 IS NOT APPROVED?

If Proposal 3 is not approved, then Proposal 4 will not take effect whether or not it receives the necessary number of votes, and the current investment policies reprinted above would remain in place.

If Proposal 3 is approved and Proposal 4 is not approved, the current investment policies reprinted above would then apply to the reconfigured Natural Resources Securities Fund. This would limit the Natural Resources Securities Fund to investments in gold and foreign currency in the form of gold coins, and preclude investments in other natural resources commodities and related futures contracts. While these limitations would not greatly restrict the expected investments of the Natural Resources Securities Fund, the portfolio managers have requested the flexibility to invest in the commodities and futures contracts from time to time when they believe appropriate investment opportunities exist.

WHAT VOTE IS REQUIRED TO APPROVE PROPOSAL 4?

Approval of Proposal 4 requires the affirmative vote of the holders of the lesser of (a) 67% of the Precious Metals Fund's shares at the Meeting in person or by proxy if the holders of more than 50% of the Precious Metals Fund's shares are represented at the meeting, or (b) a majority of the Precious Metals Fund's outstanding shares. Proposal 4 will only take effect if Proposal 3 is approved.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL.

PROPOSAL 5. IF PROPOSAL 3 IS APPROVED,  APPROVING OR DISAPPROVING A CHANGE IN
            THE FUNDAMENTAL INVESTMENT POLICY OF THE PRECIOUS METALS FUND TO PERMIT A CHANGE FROM 5% TO UP TO 10% OF THE FUND'S ASSETS TO BE INVESTED IN UNSEASONED ISSUERS

WHAT WOULD THE PROPOSAL CHANGE?

If Proposals 3 and 5 are approved, Proposal 5 would modify a fundamental investment policy of the Precious Metals Fund to increase the Natural Resources Securities Fund's authority to invest in "unseasoned" issuers from 5% to 10% of its total assets. "Unseasoned issuers" are companies which have less than 3 years of operating history, including the operations of predecessor companies. This change would simply conform the Natural Resources Securities Fund's policy regarding unseasoned issuers to match the policy of the retail Franklin Natural Resources Fund. Within the Trust, different funds are subject to different limits with regard to unseasoned issuers, and some newer funds (such as the Small Cap Fund) have no restrictions at all in this regard. The SEC does not require investment companies to have any fundamental policy concerning such investments, but does of course require prospectus disclosure of all material investment risks.

Subject to the 10% limit of Proposal 5, the Natural Resources Securities Fund's investments in unseasoned issuers may include investments in new small companies involved in mining or oil and gas exploration, and in real estate investment trusts (REITs). While investments in small mining or oil and gas exploration concerns may have significant potential for appreciation, they are subject to the risk that their exploration efforts will not be successful. In addition, like all new smaller companies, they may be more volatile than larger, more established companies, because of relatively small revenues, limited product lines, small market share, less depth of management, or difficulties in reaching their intended markets. REITs can provide an attractive alternative to direct real estate investments by combining the relatively stable cash flows of an investment in real estate with the liquidity of common stock. REITs are, however, subject to risks related to the skill of their management, changes in the value of the properties owned by the REITs, the quality of any credit extended by the REITs and other factors. Except for these types of issuers, the portfolio managers do not currently expect to make significant investments in the securities of unseasoned issuers. These risks are further discussed in the Trust's prospectus and SAI.

WHAT FACTORS DID THE TRUSTEES CONSIDER PRIOR TO RECOMMENDING APPROVAL OF THE PROPOSAL?

As with Proposal 4, Management recommended approval of the proposal in order to give the Natural Resources Securities Fund the same flexibility as the retail Franklin Natural Resources Fund, which is managed by the same portfolio managers who will manage the Valuemark portfolio. The Trustees further considered the potential investment opportunities and risks of investments in unseasoned issuers, as described by the Manager, as well as the experience of the Managers in managing these types of assets. In addition, the Trustees considered that the Precious Metals Fund, as well as many other funds in the Trust, may invest in unseasoned issuers to some extent already, and that Proposal 5 would only increase modestly the permissible limit on such investments in the Natural Resources Securities Fund.

In approving Proposal 5, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties under relevant state law and the 1940 Act that, based upon the factors considered by them, including the full disclosure of the risks of these types of investments in the prospectus, Proposal 5 is reasonably likely to benefit the Natural Resources Securities Fund and its shareholders and Contract Owners.

WHAT WOULD HAPPEN IF PROPOSAL 3 OR PROPOSAL 5 IS NOT APPROVED?

If Proposal 3 is not approved, then Proposal 5 will not take effect whether or not it receives the necessary number of votes, and the current investment policy would remain in place.

If Proposal 3 is approved and Proposal 5 is not approved, the current investment policy limiting the fund's investments in unseasoned issuers to 5% of its assets would then apply to the Natural Resources Securities Fund. While this limitations would not greatly restrict the expected investments of the Natural Resources Securities Fund, the portfolio managers have requested the flexibility to invest up to 10% in unseasoned issuers because they believe that appropriate investment opportunities in unseasoned issuers are and will in the future be available.

WHAT VOTE IS REQUIRED TO APPROVE PROPOSAL 5?

Approval of Proposal 5 requires the affirmative vote of the holders of the lesser of (a) 67% of the Precious Metals Fund's shares at the Meeting in person or by proxy if the holders of more than 50% of the Precious Metals Fund's shares are represented at the meeting, or (b) a majority of the Precious Metals Fund's outstanding shares. Proposal 5 will only take effect if Proposal 3 is approved.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL.

     OTHER BUSINESS

     The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 through 5 above, and are not aware of any other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies may be voted on such matters in accordance with the judgment of the persons named in the proxy.

O    INFORMATION ABOUT THE TRUST AND THE FUNDS

     The Trust was organized as a Massachusetts business trust on April 26, 1988 and is registered under the 1940 Act as an open-end diversified investment management company. The Trust currently has twenty-three series (each, a "Fund") of shares: Capital Growth Fund; Growth and Income Fund; High Income Fund; Income Securities Fund; Money Market Fund; Mutual Discovery Securities Fund; Mutual Shares Securities Fund; Precious Metals Fund; Real Estate Securities Fund; Rising Dividends Fund; Small Cap Fund; Templeton Developing Markets Equity Fund; Templeton Global Asset Allocation Fund; Templeton Global Growth Fund; Templeton Global Income Securities Fund; Templeton International Equity Fund; Templeton International Smaller Companies Fund; Templeton Pacific Growth Fund; U.S. Government Securities Fund; Utility Equity Fund; Zero Coupon Funds 2000, 2005, 2010. Shares of the Funds are sold only to insurance company separate accounts to serve as the investment vehicle for certain variable annuity and life insurance contracts.

The Trust's last audited financial statements and annual report, and a copy of its semi-annual report for any subsequent semi-annual period are available free of charge. To obtain a copy, please call 1-800/342-FUND or forward a written request to Franklin Templeton Investor Services, Inc., 777 Mariners Island Boulevard, San Mateo, Ca 94404.

The following table shows the net assets and shares outstanding of each Fund as of December 31, 1996:

                                         Net Assets    Number of Shares
              Fund Name                 (in (000's)       Outstanding
-------------------------------------------------------------------------
Money Market Fund                      $408,929,812.58   408,929,812.581
Growth & Income Fund                  1,077,688,114.06    61,406,730.147
Precious Metals Fund                    109,577,431.60     7,668,119.775
Real Estate Fund                        322,681,458.14    14,568,011.654
Utility Equity Fund                   1,202,507,930.73    66,144,550.645
High Income Fund                        446,200,819.23    31,511,357.290
Global Income Fund                      221,834,762.10    16,287,427.467
Income Securities Fund                1,350,691,913.34    78,493,846.419
US Govt. Securities Fund                844,066,028.38    62,667,402.554
Zero Coupon 2000 Fund                   129,581,499.63     8,530,236.331
Zero Coupon 2005 Fund                    85,580,759.31     5,052,522.275
Zero Coupon 2010 Fund                    78,496,037.67     4,839,072.468
Rising Dividends Fund                   597,487,397.97    38,791,703.729
Pacific Growth Fund                     356,790,431.71    24,170,760.817
International Equity Fund             1,108,208,229.62    71,718,407.647
Developing Markets Fund                 271,779,514.31    23,468,431.404
Global Growth Fund                      580,359,819.26    42,027,863.905
Asset Allocation Fund                    55,931,658.78     4,469,290.760
Small Cap Fund                          170,975,923.56    12,956,069.433
Capital Growth Fund                      44,649,794.34     3,930,828.364
International Smaller Companies Fund     16,314,853.31     1,445,259.027
Mutual Discovery Fund                    15,356,573.18     1,510,496.885
Mutual Shares Fund                       27,589,234.11     2,673,901.280


As of December 31, 1996 Allianz Life Insurance Company of North America, 1750 Hennepin Avenue, Minneapolis, MN 55403, and its wholly owned subsidiary Preferred Life Insurance Company of New York owned, on behalf of certain separate accounts, more than 5% of the Funds' outstanding shares:



                                    Alliaz Life  Percent of     Preferred Life Percent of
                                     Separate    Outstanding    Separate     Outstanding
            Fund Name               Account B      Shares       Account C       Shares
------------------------------------------------------------------------------------------
Money Market Fund                 375,683,462.057   91.9%     32,512,106.780     8.0%
Growth & Income Fund              55,677,919.634    90.7       5,631,174.704     9.2
Precious Metals Fund               7,085,866.789    92.4         573,227.948     7.5
Real Estate Fund                  13,633,919.247    93.6         918,198.253     6.3
Utility Equity Fund               60,391,637.033    91.3       5,678,280.921     8.6
High Income Fund                  28,418,055.102    90.2       2,960,786.763     9.4
Global Income Fund                14,609,494.963    89.7       1,668,299.539     10.2
Income Securities Fund            72,741,873.749    92.7       5,701,039.590     7.3
US Govt. Securities Fund          55,160,226.688    88.0       7,438,090.179     11.9
Zero Coupon 2000 Fund              6,855,483.446    80.4       1,651,626.248     19.4
Zero Coupon 2005 Fund              4,491,904.267    88.9         537,016.732     10.6
Zero Coupon 2010 Fund              4,357,084.814    90.0         460,097.686     9.5
Rising Dividends Fund             35,399,138.411    91.3       3,372,626.934     8.7
Pacific Growth Fund               22,369,609.633    92.5       1,771,784.818     7.3
International Equity Fund         67,097,978.069    93.6       4,554,515.907     6.4
Global Growth Fund                39,862,082.151    94.8       2,109,157.993     5.0
Asset Allocation Fund              4,139,990.437    92.6         298,778.271     6.7
Capital Growth Fund                3,707,556.705    94.3         222,882.599     5.7
Developing Markets Fund           22,377,244.488    95.4
Small Cap Fund                    12,554,791.860    96.8
International Smaller Companies    1,380,809.248    95.5
Fund
Mutual Discovery Fund              1,478,301.035    97.9
Mutual Shares Fund                 2,622,909.657    98.1


However, the Insurance Companies will exercise voting rights attributable to the shares held by them in accordance with voting instructions received from owners of the contracts issued by them. To this extent, such Insurance Companies do not exercise control over the Trust or the Funds by virtue of the voting rights arising from their record ownership of Trust shares.

EXECUTIVE OFFICERS OF THE TRUST

Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:

                                               PRINCIPAL OCCUPATION
    NAME AND OFFICES WITH FUND            DURING PAST FIVE YEARS AND AGE
  -------------------------------   --------------------------------------------

  CHARLES B. JOHNSON                See Proposal 1, "Electing Trustees," above.
  CHAIRMAN AND VICE PRESIDENT
  SINCE 1988

  CHARLES E. JOHNSON                See Proposal 1, "Electing Trustees," above.
  PRESIDENT SINCE 1993

  RUPERT H. JOHNSON, JR.            See Proposal 1, "Electing Trustees," above.
  VICE PRESIDENT SINCE 1988

  HARMON E. BURNS                   Executive  vice  president,  secretary  and
  VICE PRESIDENT SINCE 1988         director  of  Franklin   Resources,   Inc.;
                                    executive  vice  president  and director of
                                    Franklin  Templeton   Distributors,   Inc.;
                                    executive   vice   president   of  Franklin
                                    Advisers,  Inc.;  officer and/or  director,
                                    as the case may be,  of other  subsidiaries
                                    of Franklin  Resources,  Inc.;  and officer
                                    and/or  director  or  trustee  of 60 of the
                                    investment   companies   in  the   Franklin
                                    Templeton Group of Funds. Age 51.

  DEBORAH R. GATZEK                 Senior vice  president and general  counsel
  VICE PRESIDENT SINCE 1992         of Franklin  Resources,  Inc.;  senior vice
                                    president     of     Franklin     Templeton
                                    Distributors,   Inc.;   vice  president  of
                                    Franklin Advisers,  Inc.; and officer of 60
                                    of   the   investment   companies   in  the
                                    Franklin Templeton Group of Funds. Age 47.

  MARTIN L. FLANAGAN                 Senior  vice   president,   treasurer  and
  VICE PRESIDENT SINCE 1995          chief   financial   officer  of   Franklin
                                     Resources,  Inc.;  director and  executive
                                     vice  president  of  Templeton  Investment
                                     Counsel,  Inc.;  director,  president  and
                                     chief   executive   officer  of  Templeton
                                     Global  Investors,  Inc.;  a member of the
                                     International    Society   of    Financial
                                     Analysts  and the  American  Institute  of
                                     Certified  Public  Accountants;  formerly,
                                     accountant  with Arthur Andersen & Company
                                     (1982-1983);  officer and/or director,  as
                                     the case may be, of other  subsidiaries of
                                     Franklin  Resources,   Inc.;  and  officer
                                     and/or  director  or  trustee of 60 of the
                                     investment   companies   in  the  Franklin
                                     Templeton Group of Funds. Age 36


  DIOMEDES LOO-TAM                  Employee of Franklin Advisers, Inc.; and
  TREASURER AND PRINCIPAL           officer of 37 of the investment companies
  ACCOUNTING OFFICER SINCE 1995     in the Franklin Group of Funds. Age 57.

  EDWARD MCVEY                      Senior Vice President/National Sales
  VICE PRESIDENT SINCE 1988         Manager, Franklin Templeton Distributors,
                                    Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.
                                    Age 58.


THE INVESTMENT MANAGERS. The Manager for all series of the Trust, except the Asset Allocation, Developing Markets, Global Growth, International Smaller Companies, Mutual Discovery, Mutual Shares and Rising Dividends Funds, is Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. In addition, Advisers employs Templeton Investment Counsel, Inc. ("Templeton Florida"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, to act as subadviser to the International Equity Fund, the Pacific Fund, and the Global Income Fund.

The Manager for the Rising Dividends Fund is Franklin Advisory Services, Inc., ("Franklin New Jersey") One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey, 07024.

The Manager for the Mutual Discovery and the Mutual Shares Funds is Franklin Mutual Advisers, Inc. ("Franklin Mutual") 51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078.

The Manager for the Asset Allocation and Global Growth Funds is Templeton Global Advisors Limited ("Templeton Nassau") Lyford Cay Nassau, N.P. Bahamas. Templeton Nassau employs Templeton Florida to act as subadviser to the Asset Allocation Fund.

The Manager for the Developing Markets Fund is Templeton Asset Management Ltd.("Templeton Singapore") 7 Temasek Boulevard, # 38-03, Suntec Tower One, Singapore, 038987.

Each Manager is a direct or indirect wholly owned subsidiary of Resources.

THE FUND ADMINISTRATOR. Franklin Templeton Services, Inc. ("FT Services"), an indirect, wholly-owned subsidiary of Resources, located at 777 Mariners Island Boulevard, San Mateo, Ca 94404, serves as Fund Administrator to each Fund through either a direct contract with the Trust or a subcontract with the Fund's Manager.

THE PRINCIPAL UNDERWRITER. Franklin Templeton Distributors, Inc. ("FTDI"), 777 Mariners Island Boulevard, San Mateo CA, 94404, an indirect, wholly-owned subsidiary of Resources, serves as the principal underwriter for the Trust.


O    ADDITIONAL INFORMATION ABOUT VOTING AND THE
     SHAREHOLDERS MEETING

     SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, the Trustees and the employees of the Insurance Companies and Resources and its affiliates may solicit voting instructions from Contract Owners in person or by telephone. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Trust. The Trust, however, does not reimburse Trustees, officers, and regular employees and agents involved in the solicitation of proxies.

     QUORUM. A majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum at the Meeting. Shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining the presence of a quorum.

     METHODS OF TABULATION. The inspector of election will count the total number of votes cast "for" approval of each of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Abstentions of any item will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1 and 2, and will not have any effect on the outcome of these proposals. With respect to any other proposal, abstentions have the effect of a negative vote on the proposal.

     Each of the Insurance Companies holding shares of the Funds have agreed to vote their shares in proportion to and in the manner instructed by Contract Owners. If a Contract Owner gives no instructions by not returning the voting instruction card, the relevant Insurance Company will vote the shares in the same proportion as shares of that Fund for which it has received instructions. If a Contract Owner returns a signed voting instruction card but does not indicate specific instructions, the shares will be voted in accordance with the Trustees' recommendations.

     ADJOURNMENT. If a sufficient number of votes in favor of the proposals contained in the Notice of Annual Meeting and Proxy Statement is not received by the time scheduled for the Meeting, the persons named in the proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. Any proposed adjournment requires the affirmative vote of a majority of shares present at the Meeting. The appropriate Insurance Company will vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposals. They will vote against such adjournment those shares required to be voted against such proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Trust.

     REVOCATION OF PROXIES. Proxies executed by either of the Insurance Companies may be revoked at any time before they are voted by written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

     SHAREHOLDER PROPOSALS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 1998. Shareholder proposals to be included in the proxy statement for any subsequent meeting must be received at the Trust's offices, 777 Mariners Island Boulevard, San Mateo, CA 94404, at least 120 days prior to any such meeting.



                                             By Order of the Board of Trustees,

                                             Deborah R. Gatzek, Secretary
      January __, 1997

                           FRANKLIN VALUEMARK FUNDS
                               PROXY STATEMENT

                                  APPENDIX 1

                       DRAFT PROSPECTUS DISCLOSURE FOR
                      NATURAL RESOURCES SECURITIES FUND

      If Proposal 3 of the attached Proxy Statement is approved by shareholders, the name, investment objective and concentration policy of the Precious Metals Fund, a series of Franklin Valuemark Funds ("Trust"), would be changed into those of a proposed Natural Resources Securities Fund. This Appendix contains the proposed description of the Natural Resources Securities Fund which would replace the description of the Precious Metals Fund in the Trust prospectus.

      This description is intended to provide you with additional information regarding Proposal 3. It does not, however, have all of the information which will appear in the prospectus. In particular, it does not contain financial information, or detailed descriptions of the investment policies, restrictions and risks which are common to more than one fund. This information, currently in the Franklin Valuemark Funds prospectus dated November 8, 1996 (as amended January 14, 1997) would not be affected by Proposal 3. In addition, like all prospectus disclosures (other than fundamental policies or restrictions requiring shareholder approval), the description below may be changed by the Trust in the future. FOR THESE REASONS, YOU SHOULD READ THE PROSPECTUS WHICH IS IN EFFECT AT THE TIME OF YOUR NEXT INVESTMENT DECISION PRIOR TO MAKING AN INVESTMENT IN THE FUND DESCRIBED BELOW.

      A. THE FOLLOWING WOULD REPLACE THE SUBSECTION ENTITLED "PRECIOUS METALS FUND" UNDER "FUND INVESTMENT OBJECTIVES AND POLICIES":

      NATURAL RESOURCES SECURITIES FUND

      The Natural Resources Securities Fund's investment objective is capital appreciation; current income is a secondary objective. The Fund seeks to achieve its objective by concentrating its investments in securities issued by companies in or related to the natural resources sector.

      PORTFOLIO INVESTMENTS. Under normal market conditions, the Fund will invest primarily (at least 65% of assets) in securities issued by companies in or related to the natural resources sector. Companies in the natural resources sector may own, produce, refine, process or market natural resources, or provide support services for natural resources companies (e.g., develop technologies or provide services, supplies or equipment directly related to the production of natural resources). The natural resources sector includes, but is not limited to, the following industries: integrated oil; oil and gas exploration and production; gold and precious metals; steel and iron ore production; aluminum production; forest products; farming products; paper products; chemicals; building materials; energy services and technology; environmental services; and energy generation and distribution.

      The Fund may invest in common stocks (including preferred or debt securities convertible into common stocks), preferred stocks and debt obligations. While the Fund normally expects to invest primarily in equity securities, the mixture of common stocks, preferred stocks and debt obligations may vary from time to time based upon the Manager's assessment as to whether investments in each category will contribute to meeting the Fund's investment objective.

      RISKS OF INVESTING IN NATURAL RESOURCES SECTOR.   Due to the
      Fund's policy of concentrating its investments in the natural resources sector, the Fund's shares may be subject to greater risk of adverse developments in those industries than an investment in a fund with greater industry diversification. In addition, at the Manager's discretion, the Fund may from time to time invest up to 25% (but not more than 25%) of its assets in any industry or group of industries within the natural resources sector; such a strategy may expose the Fund to greater investment risk than a more diversified strategy within the sector.

      Certain of the natural resources industries' commodities are subject to limited pricing flexibility as a result of similar supply and demand factors. Others are subject to broad price fluctuations, reflecting the volatility of certain raw materials' prices and the instability of supplies of other resources. These factors can affect the overall profitability of an individual company operating within the natural resources sector. While Advisers may strive to diversify among the industries within the natural resources sector to reduce this volatility, there will be occasions where the value of an individual company's securities will prove more volatile than the broader market. In addition, many of these companies operate in areas of the world where they are subject to unstable political environments, currency fluctuations and inflationary pressures.

      FOREIGN INVESTMENTS. While the Fund will normally invest a greater percentage of its assets in securities of U.S. issuers than in securities of issuers in any other single country, the Fund may invest 50% or more of its assets in foreign securities, including Depository Receipts, of issuers in both developed and developing markets. Foreign securities include both equity securities and debt obligations. INVESTMENTS IN FOREIGN SECURITIES, ESPECIALLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS RELATED TO CURRENCY, MARKET, POLITICAL AND OTHER FACTORS THAT ARE DIFFERENT FROM INVESTMENTS IN SIMILAR OBLIGATIONS OF DOMESTIC ENTITIES. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" AND THE SAI.

      SMALL CAP INVESTMENTS. The Fund may invest without minimum or maximum limitation in small capitalization companies ("small cap companies") which have market capitalizations of $1 billion or less at the time of purchase. These may include investments in small mining or oil and gas exploration concerns which are believed to have significant potential for appreciation, but are subject to the risk that their exploration efforts will not be successful. In general, securities of small cap companies, particularly if they are unseasoned, present greater risks than securities of larger, more established companies. The companies may have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small cap companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, small cap company stocks may fluctuate independently of larger company stocks. See "Investment Methods and Risks." The Fund will not invest more than 10% of its assets in securities of companies with less than three years of continuous operation.

      DEBT OBLIGATIONS AND CREDIT QUALITY. Subject to its policy of concentration in the natural resources sector, the Fund may invest in debt obligations issued by domestic or foreign corporations or governments. These obligations may be subject to credit and market risks, and foreign debt obligations may be subject to currency, political or other risks as noted above.

      The Fund may invest, without percentage limitation, in debt obligations rated as "investment grade" by Moody's or S&P, or in unrated debt obligations of similar quality as determined by the
      Manager.   The Fund may also invest up to 15% of its total assets
      in debt obligations rated BB or lower by S&P or Ba or lower by Moody's, so long as they are not rated lower than B by Moody's or S&P, or in unrated debt obligations of similar quality as determined by the Manager. Higher yields are generally available from securities in the higher risk, lower rating categories of S&P or Moody's (commonly referred to as "junk bonds"); however, the values of lower rated securities generally fluctuate more than those of higher rated securities and involve greater risk of loss of income and principal. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS, DEBT OBLIGATIONS," AND "APPENDIX."

      OTHER INVESTMENT POLICIES. The Fund may invest up to 35% of its assets in equity securities or debt obligations of foreign or domestic issuers outside the natural resources sector, which may include including REITs. Some of these issuers may be in industries related to the natural resources sector and, therefore, may be subject to similar risks. The Fund may invest up to 5% of its assets in commodities (including gold bullion or gold coins) or futures on commodities related to the natural
      resources sector as defined above.   The Fund will not, however,
      (1) invest in any commodity or commodity futures transactions, except for BONA FIDE hedging transactions, if as a result more than 5% of its assets would be at risk in such transactions; or
      (2) operate in such a manner as to become a "Commodity Pool Operator" under the Commodity Exchange Act. Currently, in order to avoid becoming a "Commodity Pool Operator," a fund must limit its aggregate initial margin and premiums on commodity futures
      and options positions to 5% of the Fund's assets.    Under the
      policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also make temporary defensive investments, purchase debt obligations on a "when-issued" or "delayed delivery" basis, write covered call options, loan its portfolio securities, enter into repurchase transactions, borrow money, invest in restricted or illiquid securities, and engage in other activities specifically identified for this Fund.


B. UNDER "MANAGEMENT, PORTFOLIO OPERATIONS," THE FOLLOWING WOULD REPLACE THE INFORMATION ABOUT THE CURRENT PORTFOLIO MANAGERS OF THE PRECIOUS METALS FUND.

      The following persons are responsible for the day-to-day operations of each Fund:

      NATURAL RESOURCES SECURITIES FUND

      Suzanne Willoughby Killea
      Ed Perks

      BIOGRAPHICAL INFORMATION

      Suzanne Willoughby Killea
      Portfolio Manager
      Franklin Advisers, Inc.

      Ms. Killea holds a Master of Business Administration degree from Stanford University. She earned her Bachelor of Arts degree in architecture from Princeton University. Prior to joining the Franklin Templeton Group, in 1991, Ms. Killea worked as a summer intern with Dillon Read & Co., Inc. (1990) and Dodge & Cox (1989), and for five years as a broker with the Rubicon Group, a commercial real estate services firm. Ms. Killea managed the Precious Metals Fund from 1994 until its conversion to the Natural Resources Securities Fund in May 1997, and will manage the Natural Resources Fund beginning in May 1997.

      Edward D. Perks
      Portfolio Manager
      Franklin Advisers, Inc.

      Mr. Perks holds a bachelor of arts degree from Yale University. He joined the Franklin Templeton Group in 1992 and will manage the Natural Resources Securities Fund beginning in May 1997.

     (Proxy Voting Card for Precious Metals Fund Only)

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
[OR]
PREFERRED LIFE INSURANCE COMPANY OF NEW YORK

THESE VOTING INSTRUCTIONS ARE SOLICITED BY [ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA/PREFERRED LIFE INSURANCE COMPANY OF NEW YORK] IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF FRANKLIN VALUEMARK FUNDS.

PRECIOUS METALS FUND

A separate voting instruction form is provided for each portfolio of Franklin Valuemark Funds in which your contract values were invested as of January 21, 1997. Please sign, date and return all voting instruction forms received in the enclosed postage-paid envelope. Voting instructions must be received by April 3, 1997 to be voted for the Meeting to be held April 4, 1997.

The undersigned hereby instructs [Allianz Life Insurance Company of North America/ Preferred Life Insurance Company of New York] to vote the shares of Franklin Valuemark Funds ("Valuemark Trust") attributable to the undersigned's variable annuity or variable life insurance contract at the Meeting of Shareholders to be held at 777 Mariners Island Boulevard, San Mateo, CA at 10:00 a.m. April 4, 1997, and any adjournments thereof, as indicated below, with respect to the matters set forth on the reverse side and described in the Notice of Special Meeting and Proxy Statement dated
[         ], 1997, receipt of which is hereby acknowledged.


Please Sign Below

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contact owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that her or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that her or she is a "Trustee."

-------------------------------
Signature(s) (and Title, if applicable)


-------------------------------
Date

--------------------------------------------------------------------------------
(Page Break)




THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT OWNER. IF THIS VOTING INSTRUCTION IS EXECUTED AND NO DIRECTION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL THE PROPOSALS AND IN THE DISCRETION OF THE INSURANCE COMPANY UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PRECIOUS METALS FUND

                                            FOR Electing All   WITHHOLD
                                            of the Nominees    Authority to
                                            (Except as Marked  Vote for ALL
                                            TO THE CONTRARY)   NOMINEES

PROPOSAL 1.  ELECTING TRUSTEES OF THE
TRUST TO HOLD OFFICE FOR THE TERMS
SPECIFIED.

Nominees:  Frank H. Abbott, III; Lowell C. Anderson;
Harris J. Ashton; S. Joseph Fortunato;
David W. Garbellano; Charles B. Johnson;
Charles E. Johnson; Rupert H. Johnson;
Frank W.T. LaHaye; Gordon S. Macklin.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE(S), WRITE THAT
NOMINEE'S NAME ON THE LINE BELOW.

-----------------------------------



                                                FOR   AGAINST  ABSTAIN

PROPOSAL 2.  Ratifying or rejecting the
selection of Coopers & Lybrand L.L.P. as independent auditors of the Trust for fiscal year ending December 31, 1997.

PROPOSAL 3. Approving or disapproving changes in the investment objective and industry concentration policy of the Precious Metals
Fund to those of a natural resources fund, as described in the proxy statement.

PROPOSAL 4. If Proposal 3 is approved,
approving or disapproving a change in the fundamental investment policy of the Precious
Metals Fund to permit a change from
investments in precious metals commodities to natural resources commodities, and to clarify that the fund may invest in futures contracts related to such commodities, as described in the proxy statement.

PROPOSAL 5. If Proposal 3 is approved,
approving or disapproving a change in the fundamental investment policy of the Precious
Metals Fund to permit a change from 5% to up to 10% of the fund's assets to be invested in unseasoned issuers, as described in the proxy statement.


PLEASE MARK YOUR VOTING INSTRUCTION FORM, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
[OR]
PREFERRED LIFE INSURANCE COMPANY OF NEW YORK

THESE VOTING INSTRUCTIONS ARE SOLICITED BY [ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA/PREFERRED LIFE INSURANCE COMPANY OF NEW YORK] IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF FRANKLIN VALUEMARK FUNDS.

[ FUND NAME - - ALL FUNDS EXCEPT PRECIOUS METALS FUND]

A separate voting instruction form is provided for each portfolio of Franklin Valuemark Funds in which your contract values were invested as of January 21, 1997. Please sign, date and return all voting instruction forms received in the enclosed postage-paid envelope. Voting instructions must be received by April 3, 1997 to be voted for the Meeting to be held April 4, 1997.

The undersigned hereby instructs [Allianz Life Insurance Company of North America/ Preferred Life Insurance Company of New York] to vote the shares of Franklin Valuemark Funds ("Valuemark Trust") attributable to the undersigned's variable annuity or variable life insurance contract at the Meeting of Shareholders to be held at 777 Mariners Island Boulevard, San Mateo, CA at 10:00 a.m. April 4, 1997, and any adjournments thereof, as indicated below, with respect to the matters set forth on the reverse side and described in the Notice of Special Meeting and Proxy Statement dated
[         ], 1997, receipt of which is hereby acknowledged.


Please Sign Below

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contact owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that her or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that her or she is a "Trustee."

-------------------------------
Signature(s) (and Title, if applicable)


-------------------------------
Date

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(Page Break)


THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT OWNER. IF THIS VOTING INSTRUCTION IS EXECUTED AND NO DIRECTION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL THE PROPOSALS AND IN THE DISCRETION OF THE INSURANCE COMPANY UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



[FUND NAME]

                                      FOR Electing All of    WITHHOLD
                                      the Nominees (Except   Authority to
                                      as Marked TO THE       Vote for ALL
                                      CONTRARY)              NOMINEES

PROPOSAL 1.  ELECTING TRUSTEES OF
THE TRUST TO HOLD OFFICE FOR THE
TERMS SPECIFIED.

Nominees:  Frank H. Abbott, III;
Lowell C. Anderson; Harris J. Ashton;
S. Joseph Fortunato; David W. Garbellano;
Charles B. Johnson; Charles E. Johnson;
Rupert H. Johnson; Frank W.T. LaHaye;
Gordon S. Macklin.

TO WITHHOLD AUTHORITY TO VOTE FOR
ANY INDIVIDUAL NOMINEE(S), WRITE
THAT NOMINEE'S NAME ON THE LINE
BELOW.

-----------------------------------



                                      FOR         AGAINST     ABSTAIN

PROPOSAL 2.  Ratifying or rejecting
the selection of Coopers & Lybrand
L.L.P. as independent auditors of
the Trust for fiscal year ending
December 31, 1997.


PLEASE MARK YOUR VOTING INSTRUCTION FORM, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.